SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2004

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	011-15167	04-2836871

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Hurley Street, Cambridge, Massachusetts	02141

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-234-6500

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
EX-99.1 TEXT OF COMMENTS MADE BY INTERIM C.E.O.

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE

On April 7, 2004, in connection with its annual meeting of stockholders, Biopure Corporation posted on its website the text of the prepared comments delivered by its Interim Chief Executive Officer at the annual meeting. The text of the comments is attached as Exhibit 99.1 to this current report on Form 8-K and is also available at www.biopure.com.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits

99.1 Text of comments made by Interim Chief Executive Officer on April 7, 2004

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date: January 22, 2003	By:	/s/ Ronald F. Richards

Ronald F. Richards
Chief Financial Officer